      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 28, 1998



                                                      REGISTRATION NO. 333-53605

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                AMENDMENT NO. 1


                                       TO



                                    FORM S-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                       DISPATCH MANAGEMENT SERVICES CORP.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          4215                         13-3967426
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)       Identification Number)

                       DISPATCH MANAGEMENT SERVICES CORP.
                              65 WEST 36TH STREET
                            NEW YORK, NEW YORK 10018
                                 (212)268-2910
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                             ---------------------

                               LINDA M. JENKINSON
                            CHIEF EXECUTIVE OFFICER
                       DISPATCH MANAGEMENT SERVICES CORP.
                              65 WEST 36TH STREET
                            NEW YORK, NEW YORK 10018
                                 (212) 268-2910
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                             ---------------------

                                   COPIES TO:
                             LINDA L. GRIGGS, ESQ.
                          MORGAN, LEWIS & BOCKIUS LLP
                              1800 M STREET, N.W.
                             WASHINGTON, D.C. 20036
                                 (202) 467-7000

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF SECURITIES TO THE
PUBLIC: As soon as practicable after this Registration Statement becomes effective.
     If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]
------------------
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
------------------
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
------------------
                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


  (a) Exhibits

EXHIBIT
-------
  2.1     --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp., Early Bird Courier
               Service, LLC and Total Management, LLC and Michael
               Fiorito.(1)
  2.2     --   Agreement, dated as of September 15, 1997, by and among
               Dispatch Management Services Corp., Aero Special Delivery
               Service, Inc. and Jeanne Sparks.(1)
  2.3     --   Agreement, dated as of September 30, 1997, by and among
               Dispatch Management Services Corp., Bullit Courier Services,
               Inc. and Theo Nicholoudis.(1)
  2.4     --   Agreement, dated as of September 16, 1997, by and among
               Dispatch Management Services Corp., Security Business
               Services, Ltd., James Brett Greenbury, Kelly Donovan,
               Scawton Limited, Lyon-Burwell Limited, Arazan Limited and
               Foreign & Colonial Enterprise Trust plc.(1)
  2.5     --   Agreement, dated as of September 11, 1997, by and among
               Dispatch Management Services Corp., American Eagle
               Endeavors, Inc., Barry Anderson, Cheryl O'Toole and Lawrence
               O'Toole.(1)
  2.6     --   Agreement, dated as of October 31, 1997, by and among
               Dispatch Management Services Corp., Atlantic Freight
               Systems, Inc., Thomas A. Bartley and Perry Barbaruolo.(2)
  2.7     --   Agreement, dated as of September 10, 1997, by and among
               Dispatch Management Services Corp., Express It Couriers,
               Inc. and James M. Shaughnessy.(1)
  2.8     --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp., Washington Express
               Services, Inc., Gilbert D. Carpel, Michael D. Holder,
               Michael K. Miller and Peter Butler.(1)
  2.9     --   Agreement, dated as of September 26, 1997, by and among
               Dispatch Management Services Corp., MLQ Express, Inc. and
               John W. Wilcox, Jr.(1)
  2.10    --   Agreement, dated as of September 19, 1997, by and among
               Dispatch Management Services Corp., Time Couriers, LLC, Tom
               Cromwell, William Krupman, Michael Stone, Peter Begley,
               Thomas Hagerty, Kimberly Cilley, Christopher Hart, and DMS
               Subsidiary Number   .(1)
  2.11    --   Agreement, dated as of September 14, 1997, by and among
               Dispatch Management Services Corp., Kangaroo Express of
               Colorado Springs, Inc. and Doris Orner.(1)
  2.12    --   Agreement, dated as of September 10, 1997, by and among
               Dispatch Management Services Corp., National Messenger,
               Inc., Robert D. Swineford and Steven B. Swineford.(1)
  2.13    --   Agreement, dated as of September 10, 1997, by and among
               Dispatch Management Services Corp., Fleetfoot Max, Inc.,
               Gary Brose, The King Company, KPM, Helen King, Robert Lewis,
               Jim Brose, Barbara Lawrence, Robert L. King, John Sangster,
               Patsy Sangster, PB Securities for the benefit of Robert L.
               King, PB Securities for the benefit of Helen King, Gordon
               Lawrence, Pat Lawrence, Melissa Lawrence, K. Lawrence and
               Creative Consulting Corp.(1)
  2.14    --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp., Profall, Inc., Thomas
               Westfall, Alyson Westfall, David Prosser, Adrienne Prosser
               and DMS Subsidiary Number           .(1)
  2.15    --   Agreement, dated as of September 11, 1997, by and among
               Dispatch Management Services Corp., Express Enterprises,
               Inc., Paul J. Alberts and Donald E. Stoelt.(1)

EXHIBIT
-------
  2.16    --   Agreement, dated as of October 23, 1997, by and among
               Dispatch Management Services Corp., A & W Couriers, Inc. and
               Joan Levy.(1)
  2.17    --   Agreement, dated as of October 10, 1997, by and among
               Dispatch Management Services Corp., Express It, Inc., and
               Dave Clancy.(1)
  2.18    --   Agreement, dated as of September 18, 1997, by and among
               Dispatch Management Services Corp., Deadline Acquisition
               Corp., Edward V. Blanchard, Jr., Melba Anne Hill and Scott
               T. Milakovich.(1)
  2.19    --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp., Kiwicorp Limited,
               Lynette Williams, and Tom Finlay.(1)
  2.20    --   Agreement, dated as of September 10, 1997, by and among
               Dispatch Management Services Corp., Transpeed Courier
               Services, Inc., Richard A. Folkman, Stacey J. Folkman, Trey
               Lewis and Evelyn R. Folkman.(1)
  2.21    --   Agreement, dated as of September 15, 1997, by and among
               Dispatch Management Services Corp., Clover Supply, Inc., and
               John J. Walker.(1)
  2.22    --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp., S Car Go Courier, Inc.
               and Michael Cowles.(1)
  2.23    --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp., Christian Delivery &
               Chair Service, Inc., and Leo J. Gould.(1)
  2.24    --   Agreement, dated as of October 9, 1997, by and among
               Dispatch Management Services Corp., Striders Courier, Inc.,
               Tammy K. Patterson and Merlene Y. Flores.(1)
  2.25    --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp. and Gregory Austin,
               trading as Battery Point Messengers.(1)
  2.26    --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp., Christopher Grealish,
               Inc. and Christopher Grealish.(1)
  2.27    --   Agreement, dated as of September 17, 1997, by and among
               Dispatch Management Services Corp., United Messengers, Inc.
               and Marla Kennedy.(1)
  2.28    --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp., and Christopher Neal.(1)
  2.29    --   Agreement, dated as of October 4, 1997, by and among
               Dispatch Management Services Corp., TimeCycle Couriers,
               Inc., Eric D. Nordberg and Jeffrey Appeltans.(1)
  2.30    --   Agreement, dated as of September 10, 1997, by and among
               Dispatch Management Services Corp., Rocket Courier Services,
               Inc., Sean Leonce, Grace Leonce and Samer Hassan.(1)
  2.31    --   Agreement, dated as of September 14, 1997, by and among
               Dispatch Management Services Corp. and Michael
               Studebaker.(1)
  2.32    --   Agreement, dated as of September 10, 1997, by and among
               Dispatch Management Services Corp., Delivery Incorporated
               and Gary Brose.(1)
  2.33    --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp., AFS Courier Systems,
               Inc. and Frank L. Mullins.(1)
  2.34    --   Share Purchase Agreement, dated as of August 20, 1997, by
               and among Dispatch Management Services LLC, Alice Rebecca
               Clark, Roy Clark, Trustees of the Roy Clark (Life Interest)
               Settlement 1997, Trustees of the Alice Rebecca Clark
               (Discretionary) Settlement 1997, Matthew Clark, Simon Clark
               and Brookside Systems and Programming Limited.(1)
  2.35    --   Agreement, dated as of October 6, 1997, by and among
               Dispatch Management Services Corp., Bridge Wharf Investments
               Limited and Riverbank Limited.(1)
  2.36    --   Brand Manager Agreement, dated as of September 14, 1997,
               between Dispatch Management Services Corp. and Barry
               Anderson (Minneapolis).(1)

EXHIBIT
-------
  2.37    --   Brand Manager Agreement, dated as of September 12, 1997,
               between Dispatch Management Services Corp. and Frank L.
               Mullins.(1)
  2.38    --   Brand Manager Agreement, dated as of September 25, 1997,
               between Dispatch Management Services Corp. and Leo J. Gould and Jodi Gould.(1)
  2.39    --   Brand Manager Agreement, undated, between Dispatch
               Management Services Corp. and John J. Walker.(1)
  2.40    --   Brand Manager Agreement, undated, between Dispatch
               Management Services Corp. and Dave Clancy.(1)
  2.41    --   Brand Manager Agreement, undated, between Dispatch
               Management Services Corp. and Allen Orner.(1)
  2.42    --   Brand Manager Agreement, dated as of September 12, 1997,
               between Dispatch Management Services Corp. and Kiwicorp
               Limited.(1)
  2.43    --   Brand Manager Agreement, dated as of October 9, 1997,
               between Dispatch Management Services Corp. and Tammy K.
               Patterson and Merlene Y. Flores.(1)
  2.44    --   Brand Manager Agreement, dated as of October 8, 1997,
               between Dispatch Management Services Corp. and Tom Cromwell and Peter Begley.(1)
  2.45    --   Brand Manager Agreement, undated, between Dispatch
               Management Services Corp. and Jeff Appeltans and Eric D.
               Nordberg.(1)
  2.46    --   Brand Manager Agreement, undated, between Dispatch
               Management Services Corp. and Marla Kennedy.(1)
  2.47    --   Brand Manager Agreement, dated as of September 10, 1997,
               between Dispatch Management Services Corp. and James Michael
               Shaughnessy.(1)
  2.48    --   Brand Manager Agreement, dated as of September   , 1997,
               between Dispatch Management Services Corp. and Barry
               Anderson (Phoenix).(1)
  2.49    --   Brand Manager Agreement, undated, between Dispatch
               Management Services Corp. and Joan Levy.(1)
  2.50    --   Brand Manager Agreement, dated as of September 21, 1997,
               between Dispatch Management Services Corp. and Christopher
               Neal.(1)
  2.51    --   Brand Manager Agreement, dated as of September 12, 1997,
               between Dispatch Management Services Corp., Leon Spirt and
               Jack Spirt. (1)
  2.52    --   Brand Manager Agreement, dated as of September 12, 1997,
               between Dispatch Management Services Corp. and Dispatch
               Management Services Corp. of the National Capital Area,
               Inc.(1)
  2.53    --   Brand Manager Agreement, dated as of September 15, 1997,
               between Dispatch Management Services Corp. and The Delivery
               Company Limited.(1)
  2.54    --   Brand Manager Agreement, dated as of October 1, 1997,
               between Dispatch Management Services Corp. and Creative
               Consulting Corp.(2)
  2.55    --   Brand Manager Agreement, dated as of October 1, 1997,
               between Dispatch Management Services Corp. and Creative
               Consulting Corp.(2)
  2.56    --   Brand Manager Agreement, dated November 1, 1997, between
               Dispatch Management Services Corp. and Atlantic
               Transportation Consultants, Inc.(3)
  2.57    --   Agreement, dated as of October 31, 1997, among Dispatch
               Management Services Corp., Pacific Freight Systems, Inc.,
               Thomas A. Bartley and Perry Barbaruolo.(2)
  2.58    --   Agreement, dated December 2, 1997, among Dispatch Management
               Services Corp., and Munther Hamoudi.(2)
  2.59    --   Agreement, dated November 21, 1997, among Dispatch
               Management Services Corp., Zoom Messenger Service, Inc. and
               Frank Nizzare.(2)

EXHIBIT
-------
  2.60    --   Agreement, dated as of November 26, 1997, among Dispatch
               Management Services Corp., A Courier of the Carolinas, LLC,
               A Courier, Inc., and Tesgerat Limited Partnership.(3)
  2.61    --   Agreement, dated as of November 20, 1997, among Dispatch
               Management Services Corp., Express Air Management, Inc.,
               Robert G. Driskell, Arthur J. Morris, Randolph H. Schneider
               and DMS Subsidiary.(3)
  2.62    --   Agreement, dated as of December 19, 1997, among Dispatch
               Management Services Corp., A Courier of Tennessee, LLC, A
               Courier, Inc., Scott Evatt, and Timothy E. French.(3)
  2.63    --   Agreement, dated as of November 20, 1997, among Dispatch
               Management Services Corp., A Courier, Inc., Robert G.
               Driskell, Arthur J. Morris, and Randy H. Schneider.(3)
  2.64    --   Brand Manager Agreement, dated November 12, 1997, between
               Dispatch Management Services Corp. and Detroit Dispatch
               Management Services, Inc.(3)
  2.65    --   Brand Manager Agreement, undated, between Dispatch
               Management Services Corp. and Michael R. Cowles.(3)
  2.66    --   Brand Manager Agreement, dated September 19, 1997, between
               Dispatch Management Services Corp. and Michael
               Studebaker.(3)
  2.67    --   Brand Manager Agreement, dated September 15, 1997, between
               Dispatch Management Services Corp. and Scott T.
               Milakovich.(3)
  2.68    --   Brand Manager Agreement, dated November 13, 1997, between
               Dispatch Management Services Corp. and Frank Nizzare.(3)
  2.69    --   Brand Manager Agreement, dated November 26, 1997, between
               Dispatch Management Services Corp. and Columbine Management
               Services, LLC.(3)
  2.70    --   Brand Manager Agreement, dated November 20, 1997, between
               Dispatch Management Services Corp. and Muiran, Inc.(3)
  2.71    --   Brand Manager Agreement, dated September 30, 1997, between
               Dispatch Management Services Corp. and Gregory W. Austin.(3)
  2.72    --   Brand Manager Agreement, dated September 21, 1997, between
               Dispatch Management Services Corp. and Christopher Neal.(3)
  2.73    --   Agreement between the Registrant and Delta Air & Road
               Transport PLC.(7)
  3.1     --   Certificate of Incorporation, as amended (Certificate of
               Incorporation filed with the Delaware Secretary of State on
               September 5, 1997 and subsequently amended by Certificate of
               Amendment of Certificate of Incorporation filed with the
               Delaware Secretary of State on November 26, 1997).(8)
  3.2     --   Amended and Restated Bylaws.(1)
  5.1     --   Opinion of Morgan, Lewis & Bockius LLP as to the legality of the securities being registered.
 10.1     --   Form of Officer and Director Indemnification Agreement.(2)
 10.2     --   Form of Employment Agreement dated February 5, 1998 between the Company and each of Ms. Jenkins and Messrs. Holder,
               Bogoievski, Stewart and Gardner.(6)
 10.3     --   Non-Competition Agreement, dated February 2, 1998, by and
               between Dispatch Management Services Corp. and Gregory
               Kidd.(4)
 10.4     --   Form of 1997 Stock Incentive Plan.(2)
 10.5     --   Form of Financing and Security Agreement by and among
               Dispatch Management Services Corp., Dispatch Management
               Services San Francisco Corp., Dispatch Management Services
               New York Corp., Dispatch Management Services Acquisition
               Corp., Road Management Services Corporation, Balmerino
               Holdings Limited, Statetip Limited and Nationsbank, N.A.(4)
 10.6     --   Letter Agreement between Michael Fiorito and the Company.(8)
 21.1     --   Subsidiaries of Dispatch Management Services Corp.(8)

EXHIBIT
-------
 23.1     --   Consent of Morgan, Lewis & Bockius LLP (included in Exhibit
               5.1).
 23.2     --   Consents of Price Waterhouse LLP.(9)
 23.3     --   Consents of Ernst & Young LLP.(9)
 23.4     --   Consent of Ernst & Young LLP.(9)
 23.5     --   Consent of Ernst & Young LLP.(9)
 23.6     --   Consent of Blick Rothenberg.(9)


---------------

(1) Incorporated by reference to the exhibit of like number of Registrants' Registration Statement on Form S-1, File No. 333-39971, filed with the Commission on November 10, 1997.
(2) Incorporated by reference to the exhibit of like number of Amendment No. 1 to the Registrants' Registration Statement on Form S-1, File No. 333-39971, filed with the Commission on December 24, 1997.
(3) Incorporated by reference to the exhibit of like number of Amendment No. 2 to the Registrants' Registration Statement on Form S-1, File No. 333-39971, filed with the Commission on January 13, 1998.
(4) Incorporated by reference to the exhibit of like number of Amendment No. 3 to the Registrants' Registration Statement on Form S-1, File No. 333-39971, filed with the Commission on February 3, 1998.
(5) Incorporated by reference to the exhibit of like number to Amendment No. 4 to the Registrants' Registration Statement on Form F-2, File No. 333-39971, filed with the Commission on February 4, 1997.
(6) Incorporated by reference to the exhibit of like number of Amendment No. 5 to the Registrants' Registration Statement on Form S-1, File No. 333-39971, filed with the Commission on February 5, 1997.
(7) Incorporated by reference to Exhibit 2 of the Registrant's Current Report on Form 8-K dated April 7, 1998, File No. 000-23349.
(8) Incorporated by reference to the exhibit of like number of the Registrants' Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

(9) Previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York on May 28, 1998.


                                          DISPATCH MANAGEMENT SERVICES CORP.


                                          By:     /s/ MARKO BOGOIEVSKI

                                            ------------------------------------

                                            Marko Bogoievski


                                            Chief Financial Officer



     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Form S-4 has been signed below by the following persons in the capacity and on the date indicated.



     Each person whose signature appears below hereby appoints Marko Bogoievski and Linda M. Jenkinson, both of them, either of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute any and all amendments (including post-effective amendments) to this Amendment No. 1 to Form S-4 and any registration statements for the same offering filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to perform each and every act and thing appropriate or necessary to be done, as full and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.





                      SIGNATURE                                    TITLE                   DATE
                      ---------                                    -----                   ----
                          *                            Chairman of the Board            May 28, 1998
-----------------------------------------------------
                   R. Gregory Kidd

                          *                            Chief Executive Officer          May 28, 1998
-----------------------------------------------------    (Principal
                 Linda M. Jenkinson                      Executive Officer)

                /s/ MARKO BOGOIEVSKI                   Chief Financial Officer          May 28, 1998
-----------------------------------------------------    (Principal
                  Marko Bogoievski                       Financial and Accounting
                                                         Officer)

                          *                            Director                         May 28, 1998
-----------------------------------------------------
                   Michael Fiorito

                  /s/ ALISON DAVIS                     Director                         May 28, 1998
-----------------------------------------------------
                    Alison Davis

                          *                            Director                         May 28, 1998
-----------------------------------------------------
                   H. Steve Swink



* Marko Bogoievski by signing his name hereto signs this document on behalf of each of the persons indicated above pursuant to the powers of attorney duly executed by such persons and set forth on the signature page of the Registration Statement filed with the Securities and Exchange Commission.



                                                 /s/ MARKO BOGOIEVSKI

                                          --------------------------------------

                                                     Marko Bogoievski

                                 EXHIBIT INDEX

EXHIBIT
-------
  2.1     --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp., Early Bird Courier
               Service, LLC and Total Management, LLC and Michael
               Fiorito.(1)
  2.2     --   Agreement, dated as of September 15, 1997, by and among
               Dispatch Management Services Corp., Aero Special Delivery
               Service, Inc. and Jeanne Sparks.(1)
  2.3     --   Agreement, dated as of September 30, 1997, by and among
               Dispatch Management Services Corp., Bullit Courier Services,
               Inc. and Theo Nicholoudis.(1)
  2.4     --   Agreement, dated as of September 16, 1997, by and among
               Dispatch Management Services Corp., Security Business
               Services, Ltd., James Brett Greenbury, Kelly Donovan,
               Scawton Limited, Lyon-Burwell Limited, Arazan Limited and
               Foreign & Colonial Enterprise Trust plc.(1)
  2.5     --   Agreement, dated as of September 11, 1997, by and among
               Dispatch Management Services Corp., American Eagle
               Endeavors, Inc., Barry Anderson, Cheryl O'Toole and Lawrence
               O'Toole.(1)
  2.6     --   Agreement, dated as of October 31, 1997, by and among
               Dispatch Management Services Corp., Atlantic Freight
               Systems, Inc., Thomas A. Bartley and Perry Barbaruolo.(2)
  2.7     --   Agreement, dated as of September 10, 1997, by and among
               Dispatch Management Services Corp., Express It Couriers,
               Inc. and James M. Shaughnessy.(1)
  2.8     --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp., Washington Express
               Services, Inc., Gilbert D. Carpel, Michael D. Holder,
               Michael K. Miller and Peter Butler.(1)
  2.9     --   Agreement, dated as of September 26, 1997, by and among
               Dispatch Management Services Corp., MLQ Express, Inc. and
               John W. Wilcox, Jr.(1)
  2.10    --   Agreement, dated as of September 19, 1997, by and among
               Dispatch Management Services Corp., Time Couriers, LLC, Tom
               Cromwell, William Krupman, Michael Stone, Peter Begley,
               Thomas Hagerty, Kimberly Cilley, Christopher Hart, and DMS
               Subsidiary Number   .(1)
  2.11    --   Agreement, dated as of September 14, 1997, by and among
               Dispatch Management Services Corp., Kangaroo Express of
               Colorado Springs, Inc. and Doris Orner.(1)
  2.12    --   Agreement, dated as of September 10, 1997, by and among
               Dispatch Management Services Corp., National Messenger,
               Inc., Robert D. Swineford and Steven B. Swineford.(1)
  2.13    --   Agreement, dated as of September 10, 1997, by and among
               Dispatch Management Services Corp., Fleetfoot Max, Inc.,
               Gary Brose, The King Company, KPM, Helen King, Robert Lewis,
               Jim Brose, Barbara Lawrence, Robert L. King, John Sangster,
               Patsy Sangster, PB Securities for the benefit of Robert L.
               King, PB Securities for the benefit of Helen King, Gordon
               Lawrence, Pat Lawrence, Melissa Lawrence, K. Lawrence and
               Creative Consulting Corp.(1)
  2.14    --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp., Profall, Inc., Thomas
               Westfall, Alyson Westfall, David Prosser, Adrienne Prosser
               and DMS Subsidiary Number           .(1)
  2.15    --   Agreement, dated as of September 11, 1997, by and among
               Dispatch Management Services Corp., Express Enterprises,
               Inc., Paul J. Alberts and Donald E. Stoelt.(1)
  2.16    --   Agreement, dated as of October 23, 1997, by and among
               Dispatch Management Services Corp., A & W Couriers, Inc. and
               Joan Levy.(1)
  2.17    --   Agreement, dated as of October 10, 1997, by and among
               Dispatch Management Services Corp., Express It, Inc., and
               Dave Clancy.(1)
  2.18    --   Agreement, dated as of September 18, 1997, by and among
               Dispatch Management Services Corp., Deadline Acquisition
               Corp., Edward V. Blanchard, Jr., Melba Anne Hill and Scott
               T. Milakovich.(1)

EXHIBIT
-------
  2.19    --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp., Kiwicorp Limited,
               Lynette Williams, and Tom Finlay.(1)
  2.20    --   Agreement, dated as of September 10, 1997, by and among
               Dispatch Management Services Corp., Transpeed Courier
               Services, Inc., Richard A. Folkman, Stacey J. Folkman, Trey
               Lewis and Evelyn R. Folkman.(1)
  2.21    --   Agreement, dated as of September 15, 1997, by and among
               Dispatch Management Services Corp., Clover Supply, Inc., and
               John J. Walker.(1)
  2.22    --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp., S Car Go Courier, Inc.
               and Michael Cowles.(1)
  2.23    --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp., Christian Delivery &
               Chair Service, Inc., and Leo J. Gould.(1)
  2.24    --   Agreement, dated as of October 9, 1997, by and among
               Dispatch Management Services Corp., Striders Courier, Inc.,
               Tammy K. Patterson and Merlene Y. Flores.(1)
  2.25    --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp. and Gregory Austin,
               trading as Battery Point Messengers.(1)
  2.26    --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp., Christopher Grealish,
               Inc. and Christopher Grealish.(1)
  2.27    --   Agreement, dated as of September 17, 1997, by and among
               Dispatch Management Services Corp., United Messengers, Inc.
               and Marla Kennedy.(1)
  2.28    --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp., and Christopher Neal.(1)
  2.29    --   Agreement, dated as of October 4, 1997, by and among
               Dispatch Management Services Corp., TimeCycle Couriers,
               Inc., Eric D. Nordberg and Jeffrey Appeltans.(1)
  2.30    --   Agreement, dated as of September 10, 1997, by and among
               Dispatch Management Services Corp., Rocket Courier Services,
               Inc., Sean Leonce, Grace Leonce and Samer Hassan.(1)
  2.31    --   Agreement, dated as of September 14, 1997, by and among
               Dispatch Management Services Corp. and Michael
               Studebaker.(1)
  2.32    --   Agreement, dated as of September 10, 1997, by and among
               Dispatch Management Services Corp., Delivery Incorporated
               and Gary Brose.(1)
  2.33    --   Agreement, dated as of September 12, 1997, by and among
               Dispatch Management Services Corp., AFS Courier Systems,
               Inc. and Frank L. Mullins.(1)
  2.34    --   Share Purchase Agreement, dated as of August 20, 1997, by
               and among Dispatch Management Services LLC, Alice Rebecca
               Clark, Roy Clark, Trustees of the Roy Clark (Life Interest)
               Settlement 1997, Trustees of the Alice Rebecca Clark
               (Discretionary) Settlement 1997, Matthew Clark, Simon Clark
               and Brookside Systems and Programming Limited.(1)
  2.35    --   Agreement, dated as of October 6, 1997, by and among
               Dispatch Management Services Corp., Bridge Wharf Investments
               Limited and Riverbank Limited.(1)
  2.36    --   Brand Manager Agreement, dated as of September 14, 1997,
               between Dispatch Management Services Corp. and Barry
               Anderson (Minneapolis).(1)
  2.37    --   Brand Manager Agreement, dated as of September 12, 1997,
               between Dispatch Management Services Corp. and Frank L.
               Mullins.(1)
  2.38    --   Brand Manager Agreement, dated as of September 25, 1997,
               between Dispatch Management Services Corp. and Leo J. Gould and Jodi Gould.(1)
  2.39    --   Brand Manager Agreement, undated, between Dispatch
               Management Services Corp. and John J. Walker.(1)
  2.40    --   Brand Manager Agreement, undated, between Dispatch
               Management Services Corp. and Dave Clancy.(1)

EXHIBIT
-------
  2.41    --   Brand Manager Agreement, undated, between Dispatch
               Management Services Corp. and Allen Orner.(1)
  2.42    --   Brand Manager Agreement, dated as of September 12, 1997,
               between Dispatch Management Services Corp. and Kiwicorp
               Limited.(1)
  2.43    --   Brand Manager Agreement, dated as of October 9, 1997,
               between Dispatch Management Services Corp. and Tammy K.
               Patterson and Merlene Y. Flores.(1)
  2.44    --   Brand Manager Agreement, dated as of October 8, 1997,
               between Dispatch Management Services Corp. and Tom Cromwell and Peter Begley.(1)
  2.45    --   Brand Manager Agreement, undated, between Dispatch
               Management Services Corp. and Jeff Appeltans and Eric D.
               Nordberg.(1)
  2.46    --   Brand Manager Agreement, undated, between Dispatch
               Management Services Corp. and Marla Kennedy.(1)
  2.47    --   Brand Manager Agreement, dated as of September 10, 1997,
               between Dispatch Management Services Corp. and James Michael
               Shaughnessy.(1)
  2.48    --   Brand Manager Agreement, dated as of September   , 1997,
               between Dispatch Management Services Corp. and Barry
               Anderson (Phoenix).(1)
  2.49    --   Brand Manager Agreement, undated, between Dispatch
               Management Services Corp. and Joan Levy.(1)
  2.50    --   Brand Manager Agreement, dated as of September 21, 1997,
               between Dispatch Management Services Corp. and Christopher
               Neal.(1)
  2.51    --   Brand Manager Agreement, dated as of September 12, 1997,
               between Dispatch Management Services Corp., Leon Spirt and
               Jack Spirt. (1)
  2.52    --   Brand Manager Agreement, dated as of September 12, 1997,
               between Dispatch Management Services Corp. and Dispatch
               Management Services Corp. of the National Capital Area,
               Inc.(1)
  2.53    --   Brand Manager Agreement, dated as of September 15, 1997,
               between Dispatch Management Services Corp. and The Delivery
               Company Limited.(1)
  2.54    --   Brand Manager Agreement, dated as of October 1, 1997,
               between Dispatch Management Services Corp. and Creative
               Consulting Corp.(2)
  2.55    --   Brand Manager Agreement, dated as of October 1, 1997,
               between Dispatch Management Services Corp. and Creative
               Consulting Corp.(2)
  2.56    --   Brand Manager Agreement, dated November 1, 1997, between
               Dispatch Management Services Corp. and Atlantic
               Transportation Consultants, Inc.(3)
  2.57    --   Agreement, dated as of October 31, 1997, among Dispatch
               Management Services Corp., Pacific Freight Systems, Inc.,
               Thomas A. Bartley and Perry Barbaruolo.(2)
  2.58    --   Agreement, dated December 2, 1997, among Dispatch Management
               Services Corp., and Munther Hamoudi.(2)
  2.59    --   Agreement, dated November 21, 1997, among Dispatch
               Management Services Corp., Zoom Messenger Service, Inc. and
               Frank Nizzare.(2)
  2.60    --   Agreement, dated as of November 26, 1997, among Dispatch
               Management Services Corp., A Courier of the Carolinas, LLC,
               A Courier, Inc., and Tesgerat Limited Partnership.(3)
  2.61    --   Agreement, dated as of November 20, 1997, among Dispatch
               Management Services Corp., Express Air Management, Inc.,
               Robert G. Driskell, Arthur J. Morris, Randolph H. Schneider
               and DMS Subsidiary.(3)
  2.62    --   Agreement, dated as of December 19, 1997, among Dispatch
               Management Services Corp., A Courier of Tennessee, LLC, A
               Courier, Inc., Scott Evatt, and Timothy E. French.(3)
  2.63    --   Agreement, dated as of November 20, 1997, among Dispatch
               Management Services Corp., A Courier, Inc., Robert G.
               Driskell, Arthur J. Morris, and Randy H. Schneider.(3)

EXHIBIT
-------
  2.64    --   Brand Manager Agreement, dated November 12, 1997, between
               Dispatch Management Services Corp. and Detroit Dispatch
               Management Services, Inc.(3)
  2.65    --   Brand Manager Agreement, undated, between Dispatch
               Management Services Corp. and Michael R. Cowles.(3)
  2.66    --   Brand Manager Agreement, dated September 19, 1997, between
               Dispatch Management Services Corp. and Michael
               Studebaker.(3)
  2.67    --   Brand Manager Agreement, dated September 15, 1997, between
               Dispatch Management Services Corp. and Scott T.
               Milakovich.(3)
  2.68    --   Brand Manager Agreement, dated November 13, 1997, between
               Dispatch Management Services Corp. and Frank Nizzare.(3)
  2.69    --   Brand Manager Agreement, dated November 26, 1997, between
               Dispatch Management Services Corp. and Columbine Management
               Services, LLC.(3)
  2.70    --   Brand Manager Agreement, dated November 20, 1997, between
               Dispatch Management Services Corp. and Muiran, Inc.(3)
  2.71    --   Brand Manager Agreement, dated September 30, 1997, between
               Dispatch Management Services Corp. and Gregory W. Austin.(3)
  2.72    --   Brand Manager Agreement, dated September 21, 1997, between
               Dispatch Management Services Corp. and Christopher Neal.(3)
  2.73    --   Agreement between the Registrant and Delta Air & Road
               Transport PLC.(7)
  3.1     --   Certificate of Incorporation, as amended (Certificate of
               Incorporation filed with the Delaware Secretary of State on
               September 5, 1997 and subsequently amended by Certificate of
               Amendment of Certificate of Incorporation filed with the
               Delaware Secretary of State on November 26, 1997).(8)
  3.2     --   Amended and Restated Bylaws.(1)
  5.1     --   Opinion of Morgan, Lewis & Bockius LLP as to the legality of the securities being registered.
 10.1     --   Form of Officer and Director Indemnification Agreement.(2)
 10.2     --   Form of Employment Agreement dated February 5, 1998 between the Company and each of Ms. Jenkins and Messrs. Holder,
               Bogoievski, Stewart and Gardner.(6)
 10.3     --   Non-Competition Agreement, dated February 2, 1998, by and
               between Dispatch Management Services Corp. and Gregory
               Kidd.(4)
 10.4     --   Form of 1997 Stock Incentive Plan.(2)
 10.5     --   Form of Financing and Security Agreement by and among
               Dispatch Management Services Corp., Dispatch Management
               Services San Francisco Corp., Dispatch Management Services
               New York Corp., Dispatch Management Services Acquisition
               Corp., Road Management Services Corporation, Balmerino
               Holdings Limited, Statetip Limited and Nationsbank, N.A.(4)
 10.6     --   Letter Agreement between Michael Fiorito and the Company.(8)
 21.1     --   Subsidiaries of Dispatch Management Services Corp.(8)
 23.1     --   Consent of Morgan, Lewis & Bockius LLP (included in Exhibit
               5.1).
 23.2     --   Consents of Price Waterhouse LLP.(9)
 23.3     --   Consents of Ernst & Young LLP.(9)
 23.4     --   Consent of Ernst & Young LLP.(9)
 23.5     --   Consent of Ernst & Young LLP.(9)
 23.6     --   Consent of Blick Rothenberg.(9)


---------------

(1) Incorporated by reference to the exhibit of like number of Registrants' Registration Statement on Form S-1, File No. 333-39971, filed with the Commission on November 10, 1997.

(2) Incorporated by reference to the exhibit of like number of Amendment No. 1 to the Registrants' Registration Statement on Form S-1, File No. 333-39971, filed with the Commission on December 24, 1997.
(3) Incorporated by reference to the exhibit of like number of Amendment No. 2 to the Registrants' Registration Statement on Form S-1, File No. 333-39971, filed with the Commission on January 13, 1998.
(4) Incorporated by reference to the exhibit of like number of Amendment No. 3 to the Registrants' Registration Statement on Form S-1, File No. 333-39971, filed with the Commission on February 3, 1998.
(5) Incorporated by reference to the exhibit of like number to Amendment No. 4 to the Registrants' Registration Statement on Form F-2, File No. 333-39971, filed with the Commission on February 4, 1997.
(6) Incorporated by reference to the exhibit of like number of Amendment No. 5 to the Registrants' Registration Statement on Form S-1, File No. 333-39971, filed with the Commission on February 5, 1997.
(7) Incorporated by reference to Exhibit 2 of the Registrant's Current Report on Form 8-K dated April 7, 1998, File No. 000-23349.
(8) Incorporated by reference to the exhibit of like number of the Registrants' Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

(9) Previously filed.